             STOCKHOLDER VOTING AND PROXY AGREEMENT


          This Stockholder Voting and Proxy Agreement (the "Agreement") is made and entered into as of May 12, 1998 by and among GANTOS, INC., a Michigan corporation (the "Company"), ARLENE STERN ("Stern"), ERWIN A. MARKS ("Marks"), and ELIZABETH EVEILLARD ("Eveillard") (collectively, Stern, Marks and Eveillard are referred to herein as the "Company Stockholders"), HOM HOLDING, INC., a Delaware corporation ("Holding"), HERBERT YALOF ("Yalof"), JACK CONCANNON ("Concannon") and ACCESS CAPITAL PARTNERS, L.P., a Delaware limited partnership ("ACPLC") (collectively, Yalof, Concannon and ACPLC are referred to herein as the "Holding Stockholders").

          WHEREAS, the Company, Holding and Hit or Miss Inc., a wholly-owned subsidiary of Holding (the "Subsidiary"), entered into, as of the date hereof, an Agreement and Plan of Merger (the "Merger Agreement"; terms used herein and not otherwise defined are used herein as defined in the Merger Agreement), pursuant to which Holding will merge with and into the Company (the "Merger") and (a) each share of common stock, $.01 par value per share, of Holding ("Holding Common Stock") would be converted into the right to receive certain common shares, $.01 par value per share, of the Company ("Company Common Stock"), and (b) each share of preferred stock, Series A 12% Senior Convertible Participating, $.01 par value per share, of Holding ("Holding Preferred Stock") would be converted into the right to receive certain shares of Company Common Stock and certain warrants to purchase shares of Company Common Stock; and

          WHEREAS, each of the Company Stockholders owns the number of shares of Company Common Stock set forth opposite his, her or its name on Schedule A annexed hereto (collectively, the "Company Securities" and, with respect to the Company Securities owned by a specific Company Stockholder, the "Company Stockholder's Securities"); and

          WHEREAS, each of the Holding Stockholders owns the number of shares of Holding Common Stock and Holding Preferred Stock set forth opposite his, her or its name on Schedule B annexed hereto (collectively, the "Holding Securities" and, with respect to the Holding Securities owned by a specific Holding Stockholder, the "Holding Stockholder's Securities"); and

          WHEREAS, execution and delivery of this Agreement by the Company Stockholders and by the Holding Stockholders is a condition to the execution and delivery of the Merger Agreement by Holding and the Subsidiary, and by the Company, respectively.

          NOW, THEREFORE, in order to induce Holding, the Subsidiary and the Company to enter into the Merger Agreement and in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          1. TERM. This Agreement shall expire on the earlier of (i) the third anniversary of the Effective Date (as defined in the Merger Agreement) or (ii) the termination of the Merger Agreement by any party thereto pursuant to the terms thereof, unless expressly provided otherwise.

          2.   COVENANTS OF THE HOLDING STOCKHOLDERS.

               (a) Until such time as this Agreement is terminated, each Holding Stockholder, in his or its capacity as such, agrees to vote all of his or its shares of Holding Common Stock and Holding Preferred Stock for the approval of the Merger, the Merger Agreement (in the form executed as of the date hereof, with such changes thereto as the parties to the Merger Agreement may mutually agree upon), and the transactions contemplated therein (including the exchange of his or its shares of Holding Common Stock and Holding Preferred Stock for shares of Company Common Stock and, as the case may be, warrants to purchase shares of Company Common Stock).

               (b) Until such time as this Agreement is terminated, each Holding Stockholder, in his or its capacity as such, further agrees to vote all of his or its shares of Company Common Stock issued in the Merger, to the extent that any of the following matters are submitted to the shareholders of the Company (i) in favor of the re-election (unless after such re-election there will be greater than three (3) Company Designees (as defined in the Merger Agreement)) of, and against any proposed removal (if after such removal there will be fewer than three (3) Company Designees) of, a Company Designee to the Surviving Corporation's Board of Directors, and (ii) to fill all vacancies on the Board of Directors caused by the resignation or removal of a Company Designee (if after such resignation or removal there will be fewer than three (3) Company Designees), for the nominees designated by the affirmative vote of at least two (2) of the Company Designees then in office, subject to the consent of a sufficient number of the remaining directors such that the voting requirements set forth in Section 3.12 of the Bylaws of the Company are satisfied. In addition, until such time as this Agreement is terminated, each Holding Stockholder, in his or its capacity as such, further agrees to vote all of his or its shares of Company Common Stock issued in the Merger, to the extent that any of the following matters are submitted to the shareholders of the Company, against any proposed expansion of the Surviving Corporation's Board of Directors beyond seven members (or such increased number as may have been approved in accordance with this Section 2(b)) unless at least two (2) of the Company Designees then in office and a majority of the Holding Designees (as defined in the Merger Agreement) then in office vote to approve such expansion; PROVIDED, HOWEVER, that this sentence shall not apply to any expansion of the Surviving Corporation's Board of Directors which is effected in connection with an acquisition of, or a merger, consolidation or other business combination with, another company (the "acquired company") so long as the vacancies caused by the expansion of the Surviving Corporation's Board of Directors are solely filled (x) with persons who are significant stockholders, executive officers or directors of the acquired company, (y) immediately upon the consummation of the acquisition, merger, consolidation or business combination with the acquired company and (z) pursuant to a vote approving such expansion by a majority of the

     Surviving Corporation's directors then in office. Only Company Designees and directors appointed pursuant to Section 3.6(b)(i) of the Bylaws of the Company or Section 2(b)(ii) hereof shall be deemed to be Company Designees for purposes of this Agreement.

               (c) Except in accordance with the provisions of this Agreement, as expressly set forth in the Merger Agreement or with respect to the resale or reoffer from time to time to certain employees of Hit or Miss Inc. of Company Common Stock, the Company's warrants and the shares of Company Common Stock issuable upon exercise of such warrants, each Holding Stockholder agrees, until the termination of the Merger Agreement or, if the Merger is consummated, the first anniversary of the Effective Date, not to:

                 (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any Holding Securities or any shares of Company Common Stock or securities exercisable into shares of Company Common Stock issued in the Merger; or

                (ii) deposit any Holding Securities or any shares of Company Common Stock or securities exercisable into shares of Company Common Stock issued in the Merger into a voting trust, enter into a voting agreement or otherwise grant any voting rights to any other person or entity with respect to any such securities.

               (d) Until such time as this Agreement is terminated, each Holding Stockholder agrees to take any actions as reasonably requested by the Company or Holding, within his, her or its power, as are necessary or appropriate to enable Holding and the Subsidiary to satisfy the conditions precedent set forth in the Merger Agreement to the Company's obligations to consummate the Merger, and to use his or its reasonable efforts to cause Holding and the Subsidiary to satisfy such conditions precedent; PROVIDED, HOWEVER, that such Holding Stockholder shall not be required to pay any moneys or incur any liability in connection with the foregoing.

          3.   COVENANTS OF THE COMPANY STOCKHOLDERS.

               (a) Each Company Stockholder agrees to vote all of his, her or its currently owned shares of Company Common Stock for the approval of the Merger, the Merger Agreement (in the form executed as of the date hereof, with such changes thereto as the parties to the Merger Agreement may agree prior to such changes), and the transactions contemplated therein.

               (b) Until such time as this Agreement is terminated, each Company Stockholder, in his, her or its capacity as such, further agrees to vote all of his, her or its currently owned shares of Company Common Stock, to the extent that any of the following matters are submitted to the shareholders of the Company (i) in favor of the re-election of, and against any proposed removal of, a Holding Designee to the Surviving Corporation's Board of Directors, and (ii) to fill all vacancies on the Board of Directors caused by the resignation or removal of a Holding Designee, for the nominees designated by the affirmative vote of a majority of the Holding Designees then in office, subject to the consent of a sufficient number of the remaining directors such that the voting requirements set forth in Section 3.12 of the Bylaws of the Company are satisfied. In addition, until such time as this Agreement is terminated, each Company Stockholder, in his, her or its capacity as such, further agrees to vote all of his, her or its currently owned shares of Company Common Stock, to the extent that any of the following matters are submitted to the shareholders of the Company, against any proposed expansion of the Surviving Corporation's Board of Directors beyond seven members (or such increased number as may have been approved in accordance with this Section 3(b)) unless at least two (2) of the Company Designees then in office and a majority of the Holding Designees then in office vote to approve such expansion; PROVIDED, HOWEVER, that this sentence shall not apply to any expansion of the Surviving Corporation's Board of Directors which is effected in connection with an acquisition of, or a merger, consolidation or other business combination with, another company (the "acquired company") so long as the vacancies caused by the expansion of the Surviving Corporation's Board of Directors are solely filled (x) with persons who are significant stockholders, executive officers or directors of the acquired company, (y) immediately upon the consummation of the acquisition, merger, consolidation or business combination with the acquired company and (z) pursuant to a vote approving such expansion by a majority of the Surviving Corporation's directors then in office. Only Holding Designees and directors appointed pursuant to Section 3.6(b)(ii) of the Bylaws of the Company or Section 3(b)(ii) hereof shall be deemed to be Holding Designees for purposes of this Agreement.

               (c) Except in accordance with the provisions of this Agreement or as expressly set forth in the Merger Agreement, each Company Stockholder agrees, until the earlier of the termination of this Agreement or the Effective Date, not to:

                 (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any Company Securities; or

                (ii) deposit any Company Securities into a voting trust, enter into a voting agreement or otherwise grant any voting rights to any other person or entity with respect to any Company Securities.

               (d) Until such time as this Agreement is terminated, each Company Stockholder agrees to take any actions as reasonably requested by the Company or Holding, within his, her or its power as are necessary or appropriate to enable the Company to satisfy the conditions precedent set forth in the Merger Agreement to Holding's obligations to consummate the Merger, and to use his, her or its best efforts to cause the Company to satisfy such conditions precedent; PROVIDED, HOWEVER, that such Company Stockholder shall not be required to pay any moneys or incur any liability in connection with the foregoing.

          4. REPRESENTATIONS AND WARRANTIES OF THE HOLDING STOCKHOLDERS. Each Holding Stockholder represents and warrants to the Company as follows:

               (a) such Holding Stockholder owns such Holding Stockholder's Securities of record or beneficially free and clear of any lien, security interest, encumbrance or other adverse claim;

               (b) such Holding Stockholder's Securities set forth on Schedule B hereto are the only securities of Holding owned of record or beneficially by such Holding Stockholder or in which such Holding Stockholder has any interest, and, except as set forth in the Investment and Stockholders' Agreement by and among Holding, Yalof and the Management Investors (as defined therein) dated September 30, 1995, such Holding Stockholder has no right to acquire any other securities of Holding;

               (c) such Holding Stockholder has the right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; such execution, delivery and performance will not violate any applicable law, rule or regulation or any outstanding agreement or instrument to which such Holding Stockholder is a party; and this Agreement constitutes a legal, valid and binding agreement on the part of such Holding Stockholder enforceable against such Holding Stockholder in accordance with its terms; and

               (d) such Holding Stockholder (other than Concannon, as to whom no representation is being made) is an "accredited investor" as such term is defined in Rule 501 promulgated pursuant to the Securities Act of 1933, as amended.

          5. REPRESENTATIONS AND WARRANTIES OF HOLDING. Holding represents and warrants to the Company that the execution and delivery of this Agreement by Holding and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, do not violate the terms of its Certificate of Incorporation, its By-Laws, any law, rule or regulation or any outstanding agreement or instrument to which it is a party or is bound or subject to, and this Agreement constitutes a legal, valid and binding agreement on its part, except as would not have a Material Adverse Effect (as defined in the Merger Agreement) on Holding and its subsidiaries, taken as a whole.

          6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY STOCKHOLDERS. Each Company Stockholder represents and warrants to Holding as follows:

               (a) such Company Stockholder owns such Company Stockholder's Securities of record or beneficially free and clear of any lien, security interest, encumbrance or other adverse claim;

               (b) such Company Stockholder's Securities set forth on Schedule A hereto are the only securities of the Company owned of record or beneficially by such Company Stockholder or in which such Company Stockholder has any interest; and

               (c) such Company Stockholder has the right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; such execution, delivery and performance will not violate any applicable law, rule or regulation or any outstanding agreement or instrument to which such Company Stockholder is a party; and this Agreement constitutes a legal, valid and binding agreement on the part of such Company Stockholder enforceable against such Company Stockholder in accordance with its terms.

          7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Holding that the execution and delivery of this Agreement by the Company and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, do not violate the terms of its Articles of Incorporation, its By-Laws, any law, rule or regulation or any outstanding agreement or instrument to which it is a party or is bound or subject to, and this Agreement constitutes a legal, valid and binding agreement on its part, except as would not have a Material Adverse Effect (as defined on the Merger Agreement) on the Company.

          8.   HOLDING PROXY.

               (a) Each Holding Stockholder hereby irrevocably makes, constitutes and appoints the Company to act as such Holding Stockholder's true and lawful proxy and attorney-in-fact in the name and on behalf of such Holding Stockholder, with full power to appoint a substitute or substitutes to vote all of his or its shares of Holding Common Stock and Holding Preferred Stock for (i) the approval of the Merger, the Merger Agreement and the transactions contemplated therein as set forth in
     Section 2(a) hereof (subject to Section 18 hereof), and (ii) in favor of the re-election (unless after such re-election there will be greater than three (3) Company Designees) of, and against any proposed removal (if after such removal there will be fewer than three (3) Company Designees) of, a Company Designee to the Surviving Corporation's Board of Directors as set forth in Section 2(b) hereof. By giving this proxy, each such holder of Holding Common Stock hereby revokes any other proxy granted by such Holding Stockholder to vote any of such Holding Stockholder's Securities with respect to such matters. This proxy, and the power of attorney and all authority contained herein, shall become effective as to any Holding Stockholder only upon the failure of such Holding Stockholder to vote or consent with respect to his or its shares in accordance with Sections 2(a) and 2(b) hereof, following notice to such Holding Stockholder to that effect.

               (b) All power and authority hereby conferred is coupled with an interest and is irrevocable, shall not be terminated by any act of such Holding Stockholder or by operation of law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all beneficiaries, heirs at law, legatees, distributees, successors, assigns and legal representatives of such Holding Stockholder. If after the execution of this Agreement any holder of Holding Common Stock shall cease to have appropriate power or authority, or if any other such event or events shall occur, the Company is nevertheless authorized and directed to vote the Holding Common Stock in accordance with the terms of this Agreement as if such lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

               (c) Each Holding Stockholder agrees to use all good faith efforts to cause any record owner of Holding Securities of which such Holding Stockholder is the beneficial owner to grant to the Company a proxy of the same effect as that contained herein. Subject to Section 8(d) hereof and to the proviso set forth in Section 2(d) hereof, each Holding Stockholder shall perform such further acts and execute such further documents as may be required to vest in the Company the power to vote the Holding Stockholder's Securities during the term of the proxy granted herein.

               (d) The proxy granted in Section 8(a)(i) hereof shall expire on the earlier to occur of the Effective Date or the date of termination of the Merger Agreement. Notwithstanding anything contained in Section 8(c) hereof to the contrary, the proxy granted in Section 8(a)(ii) hereof with respect to any Holding Stockholder's Securities which are transferred in accordance with Section 2(c) hereof to a person or entity unaffiliated with Holding or any of the Holding Stockholders shall expire on the date of transfer of such securities. The proxy granted in Section 8(a)(ii) hereof with respect to all of the Holding Stockholder's Securities not transferred as set forth in the immediately preceding sentence shall expire on the date of termination of this Agreement, as set forth in
     Section 1 hereof.

          9.   COMPANY PROXY.

               (a) Each Company Stockholder hereby irrevocably makes, constitutes and appoints ACPLC to act as such Company Stockholder's true and lawful proxy and attorney-in-fact in the name and on behalf of such Company Stockholder to vote all of its shares of Company Common Stock for
     (i) the approval of the Merger, the Merger Agreement and the transactions contemplated therein as set forth in Section 3(a) hereof (subject to Section 18 hereof), and (ii) in favor of the re-election of, and against any proposed removal of, a Holding Designee to the Surviving Corporation's Board of Directors as set forth in Section 3(b) hereof. By giving this proxy, each such holder of Company Common Stock hereby revokes any other proxy granted by such Company Stockholder to vote any of such Company Stockholder's Securities with respect to such matters. This proxy, and the power of attorney and all authority contained herein, shall become effective as to any Company Stockholder only upon the failure of such Company Stockholder to vote or consent with respect to his, her or its shares in accordance with Section 3(a) and 3(b) hereof, following notice to such Company Stockholder to that effect.

               (b) All power and authority hereby conferred is coupled with an interest and is irrevocable, shall not be terminated by any act of such Company Stockholder or by operation of law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all beneficiaries, heirs at law, legatees, distributees, successors, assigns and legal representatives of such Company Stockholder. If after the execution of this Agreement any holder of Company Common Stock shall cease to have appropriate power or authority, or if any other such event or events shall occur, Holding is nevertheless authorized and directed to vote the Company Common Stock in accordance with the terms of this Agreement as if such lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

               (c) Each Company Stockholder agrees to use all good faith efforts to cause any record owner of Company Securities of which such Company Stockholder is the beneficial owner to grant to Holding a proxy of the same effect as that contained herein. Subject to Section 9(d) hereof and to the proviso set forth in Section 3(d) hereof, each Company Stockholder shall perform such further acts and execute such further documents as may be required to vest in Holding the power to vote the Company Stockholder's Securities during the term of the proxy granted herein.

               (d) The proxy granted in Section 9(a)(i) shall expire on the earlier to occur of the Effective Date or the date of termination of the Merger Agreement. Notwithstanding anything contained in Section 9(c) hereof to the contrary, the proxy granted in Section 9(a)(ii) hereof with respect to any Company Stockholder's Securities which are transferred in accordance with Section 3(c) hereof to a person or entity unaffiliated with the Company or any of the Company Stockholders shall expire on the date of transfer of such securities. The proxy granted in Section 9(a)(ii) hereof with respect to all of the Company Stockholder's Securities not transferred as set forth in the immediately preceding sentence shall expire on the date of termination of this Agreement, as set forth in Section 1 hereof.

          10. FURTHER ASSURANCES. Subject to the provisos set forth in Sections 2(d) and 3(d) hereof, each party hereto shall perform such further acts and execute such further documents as may reasonably be required to carry out the provisions of this Agreement.

          11. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto.

          12. SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

          13. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given when delivered in person or by telecopier, cable, telex or telegram or three (3) days after mailed by certified mail, postage prepaid, addressed as follows:

          To the Company Stockholders or the Holding Stockholders, in each case to:

          The address set forth on the signature pages hereto.

          To the Company:

               Gantos, Inc.
               1266 E. Main Street, 5th Floor
               Stamford, Connecticut 06902
               Attention: President
               Facsimile No.: (203) 358-0394

          with a copy to:

               Shereff, Friedman, Hoffman & Goodman, LLP
               919 Third Avenue
               20th Floor
               New York, New York 10022-9998
               Attention: Charles I.  Weissman, Esq.
               Facsimile No.: (212) 758-9526

          and

               Honigman, Miller, Schwartz & Cohn
               2290 First National Building
               Detroit, Michigan 48226-3583
               Attention: Alan S. Schwartz, Esq.
               Facsimile No.: (313) 962-0176

          To Holding:

               Hit or Miss, Inc.
               100 Campanelli Parkway
               Stoughton, Massachusetts 02702
               Attention: President
               Facsimile No.:  (781) 341-8585
          with a copy to:

               HOM Holding, Inc.
               c/o Access Industries, L.L.C.
               130 Fifth Avenue, Suite 1906
               New York, New York  10019
               Attention:  Mr. Steven Chernys
               Facsimile No.: (212) 977-8112

          with a copy to:

               East End Capital Management, Inc.
               595 Madison Avenue
               New York, New York  10022
               Attention:  Errol Glasser
               Facsimile No.: (212) 644-6262

          with a copy to:

               Goodwin, Procter & Hoar LLP
               Exchange Place
               Boston, Massachusetts 02109
               Attention: Richard E. Floor, P.C. and H. David Henken, Esq. Facsimile No.: (617) 523-1231

          14. EFFECT OF INVALIDITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

          15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          16. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the Delaware without giving effect to the conflicts of laws principles thereof, except to the extent that the corporate laws of the State of Michigan are mandatorily applicable. Each of the parties hereby consents to personal jurisdiction, service of process and venue in the federal or state courts sitting in the State of Delaware for any claim, suit or proceeding arising under this Agreement.

          17. BINDING EFFECT: BENEFITS. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the parties hereto and their respective heirs, legal representatives and successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          18. MERGER AGREEMENT AMENDMENTS. No amendment to the Merger Agreement after the date hereof shall alter or affect the rights granted to the Company and Holding hereunder.


                        [SIGNATURES BEGIN ON NEXT PAGE]

          IN WITNESS WHEREOF, the Company, the Company Stockholders, Holding and the Holding Stockholders have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized, as the case may be, as of the date first above written.

                              GANTOS, INC.


                              -----------------------------------------
                              Name:
                              Title:


                              -----------------------------------------
                              Arlene Stern
                              c/o Gantos, Inc.
                              1266 East Main Street
                              Stamford, Connecticut 06902
                              Telephone:     (203) 462-3701
                              Fax:           (203) 358-0394


                              -----------------------------------------
                              Erwin A. Marks
                              401 Voltz Road
                              Northbrook, Illinois  60062
                              Telephone:     (847) 501-4377
                              Fax:           (847) 501-4378


                              -----------------------------------------
                              Elizabeth M. Eveillard
                              c/o PaineWebber Incorporated
                              1285 Avenue of the Americas
                              New York, New York 10019
                              Telephone:     (212) 713-1068
                              Fax:           (212) 713-1054

                              HOM HOLDING, INC.


                              -----------------------------------------
                              Name:
                              Title:


                              -----------------------------------------
                              Herbert Yalof
                              c/o Access Industries, L.L.C.
                              130 Fifth Avenue, Suite 1906
                              New York, New York  10019
                              Telephone:
                              Fax:      (212) 977-8112


                              -----------------------------------------
                              Jack Concannon
                              c/o Hit or Miss, Inc.
                              100 Campanelli Parkway
                              Stoughton, Massachusetts 02702
                              Telephone:
                              Fax:           (781) 341-8585


                              ACCESS CAPITAL PARTNERS, L.P.


                              By:
                              Name:
                              Title:
                              c/o Access Industries, L.L.C.
                              130 Fifth Avenue, Suite 1906
                              New York, New York  10019
                              Attention:  Steven Chernys
                              Telephone:
                              Fax:      (212) 977-8112

                                  SCHEDULE A



                                        NUMBER OF SHARES OF
      NAME                             COMPANY CAPITAL STOCK
      ----                             ---------------------
Arlene Stern                     97,287.17 shares of Company Common Stock

Erwin A. Marks                        0    shares of Company Common Stock

Elizabeth Eveillard              10,500    shares of Company Common Stock

                                  SCHEDULE B

                                 NUMBER OF SHARES OF
      NAME                       HOLDING CAPITAL STOCK
      ----                       ---------------------
Herbert Yalof                      6,000 shares of Holding Common Stock
                                  12,500 shares of Holding Preferred Stock

Jack Concannon                     3,750 shares of Holding Common Stock

Access Capital Partners, L.P.    200,000 shares of Holding Preferred Stock


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